SM
®
Investor Meetings
First Quarter 2006 Results

Forward-looking
statements
☐
This presentation and our discussion contain
forward-looking  information and statements
including, but not limited to, such matters as
business strategies, market trends, future
financial performance, and other matters which
inherently  involve risks and uncertainties which
could cause actual results to differ from those
projected or implied in the forward-looking
statements.  Please refer to the Company’s SEC
filings including its most recent Annual Report on
Form 10-K for risk factors which could cause
actual performance to differ from these
forward-looking statements.

Background
☐
Prior to November 2003, two distinct revenue
segments- PMA Re and PMA Insurance Group
☐
November 2003- PMA Re incurs material reserve
charge, resulting in a downgrade to its ratings
and also those of PMA Insurance Group (B++).
As a consequence, PMA Re is put into run-off
☐
2004- PMACA “unstacks” PMA Insurance Group
(via stock dividend) and restructures convertible
debt, extending put date from 2006 to 2009.
  Best rating for PMA Insurance Group restored to
“A-” in November 2004
☐
PMA Insurance Group enters 2005 with rating
restored and revitalized business platform

®
SM
Business
Overview
☐
Primary Insurance Operations:
The PMA Insurance Group
■
Solid presence in Atlantic Coast workers’ compensation
market
■
Disciplined underwriting standards
■
Superior long-term client relationships
■
Statutory capital level of about $315 million
■
Also provides TPA (claims and risk control) services to
non-insurance and larger account customers
☐
Run-off Operations:
■
Formerly wrote US based reinsurance and surplus lines
business
■
Statutory capital level of about $130 million, after payment of dividend in May (RBC level of 350%)
■
Extraordinary dividend of $73.5 million received in May
2006 from Run-off operations

®
SM
Highlights
☐
New management team November 2003
☐
 2005 Focus:
✓
Profitable, measured growth at PMA Insurance Group
✓
Protect statutory capital at run-off operation
✓
Position Company for 2006 and beyond
☐
2005 Results
■
Statutory capital at run-off protected, which permitted
payment of $73.5 million extraordinary dividend
■
Franchise at PMA Insurance Group revitalized for 2006

®
SM
Highlights
☐
 2006 Focus:
✓
Profitable, measured growth at Primary Insurance
Operations, with a growth rate that will outpace
expense increases
✓
Continue client retention and incremental expansion at
TPA, we believe there are opportunities for continued
growth for us in this space
✓
Continue to reduce size of run-off balance sheet to
enhance possibility of further capital withdrawal
✓
Utilize excess capital to reduce balance sheet leverage
of consolidated operation

®
SM
Leadership
☐
Management team is experienced, stable
and focused
☐
Focus on Board governance (8 of 13
Board members are new since January
2003)
☐
Significant financial and industry
expertise at the Board level

($ Millions, except per share)	3 Mos. 3/06	3 Mos. 3/05
Net premiums written	$113.8	$110.2
Net premiums earned	91.7	87.7
Net income (loss)	2.5	(20.6)
Diluted earnings per share	.08	(.65)
Consolidated First Quarter Results
☐
Improved retention and increased new business at PMA
Insurance Group:
■
Workers’ compensation retention ratio increased from 62%
QTD March 2005 to 83% QTD March 2006
■
New business increased to $30 million in quarter ended
March 31, 2006, up 25% from first quarter 2005
☐
No adjustment required to carried reserves in 1Q 2006

Primary Insurance Operations

Business
Overview
☐
Specializes in workers’ compensation and other
commercial lines
☐
Focus on mid-size to large accounts
■
Commercial Markets
■
Risk Management Services
■
Groups
☐
Reputation for excellent customer service and
execution
☐
6% share of Pennsylvania workers’
compensation market

110%
100%
90%
80%
70%
60%
50%
$600
$500
$400
$300
$200
$100
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
Gross Written Premium
Industry
The PMA Insurance Group

Proven Platform
☐
Disciplined underwriting à Consistent operating returns
☐
The PMA Insurance Group - Workers’ Compensation
Estimated Undiscounted Accident Year Net Loss and LAE
Ratio (Measured at December 2005- 2003 adjusted for
retro premium)

Restore competitive advantage
in workers’ compensation line
☐
Long-term strategy of Insurance Group is to write workers
compensation business at a combined ratio of 100% through
underwriting cycle
☐
Measured steps to improve expense ratio, while not impacting service levels to customer
■
Approximately 5% of staff eliminated in January 2005
■
Current headcount down about 18% from year-end 2003
☐
2005 Targeted/Measured Revenue Growth
■
Restoration of rating provided measured growth opportunities in
2005
☐
Claims Strategic Alliances assist in managing loss costs
■
medical network
■
bill review
■
catastrophic claims

Managing the Loss
and LAE Ratio
☐
Price increases for workers’ compensation have
been keeping pace with overall loss trends
☐
Diversification among classes of business
☐
Loss containment ranges in loss sensitive
business (about 45% of 2005 business) reduce
risk to Company
☐
Outcome focused claims philosophy
■
Full integration of nurse professionals into claims
process
■
In-house counsel in select jurisdictions

Managing the Loss
and LAE Ratio
☐
Strategic alliances:
■
First Health – preferred provider network
■
TMESYS –pharmacy benefit management
program
■
Corp. Systems – medical bill review
■
Paradigm – catastrophic claim management

$millions	3 Mos. 3/06	3 Mos. 3/05
Net premiums written	$113.4	$105.5
Net premiums earned	91.2	84.7
Pre-tax operating income	8.1	6.6
First Quarter Results
☐
New business written $30.0 million, up 25%
from first quarter 2005
☐
Retention ratio of 83%, up 21 points from first
quarter 2005

TPA Operations
☐
Third–Party Administrator (TPA) producing fee based revenues
☐
2005 fee revenues of $23.8 million, including managed care
☐
Broad service capabilities:
☐
Claims administration/TPA
☐
Managed care
☐
Disability management
☐
Risk control
☐
Solid portfolio of loss and LAE reduction tools that are shared with Insurance
Operations
☐
Three year client retention of over 90%
☐
CAGR in Revenues of 17% since 2000

SM
®
Holding Company Review

$millions	3/31/06	12/31/05

Shareholders' Equity ( Including SFAS #115)	$399.6	$406.2

Shareholders' Equity ( Excluding SFAS #115)	$413.5	$409.0

Debt*	$189.2	$196.2

Debt to Capital ( Including SFAS #115)	32.1%	32.6%
* From 1/1 to 3/31, $5.4 million par of debt,
($6 million in value) retired through open market
purchases.
Capitalization

$millions	3/31/06

Convertible Debt
Par, Matures 2022[1]	$ 68.0
Derivative Element	11.0

Monthly Notes, Matures 2018	57.5
Other	0.7
Trust Preferred and Surplus Notes, Mature 2033-35	53.8
Unamortized discount	(1.8)
Total	$189.2
1) Holders may require us to repurchase this debt at 114% of principal amount on June 30, 2009
Debt Structure

Debt
☐
Assuming put of convertible debt in 2009
and no refinancing
➢
PMA Capital will have $111 million in
outstanding debt
➢
Debt/capital ratio should be around
20%; no maturities until 2018
☐
Interest costs after 2009 should be about
$9 million per year

Run-Off Operations

$millions	Mar 2006	Dec 2005
Statutory Capital*	$203.3	$204.9
Unassigned Surplus	$9.7	$11.4

* Reduced by $73.5 million extraordinary
dividend paid May 2006
Statutory Highlights
☐
PMA Capital Insurance Company

Run-off Operations
☐
Adverse development cover substantially
protects statutory capital at Run-off
operations
■
Cover designed to protect against $105 million
of future adverse development ($75 million in
cover remaining at March 31, 2006)
■
Protection to surplus in this event would be
$70 million
■
$30 million of protection used in first quarter
2005, no net reserve adjustments since first
quarter 2005

2006 Plan
☐
Focus points:
■
Continued execution of run-off plan
■
Work with cedants to expedite commutations
■
Continued staff reductions, commensurate
with reduced claims volume
■
Return capital to parent as soon as
permissible ($73.5 million extraordinary
dividend paid in May 2006)

Expense
Management
☐
Lease renegotiated October 2004:
■
Term reduced from 15 to 7 years
■
Space reduced approximately 75%
■
Annual savings approximately $1.5 million
☐
Consistent, disciplined headcount reduction:
■
12/31/05:  38 FTE’s employed
■
12/31/04: 60 FTE’s employed
■
12/31/03: 165 FTE’s employed
■
Further reductions expected as business winds down

$millions	3 Mos. 3/06	3 Mos. 3/05
Net premiums written	$0.6	$4.9
Net premiums earned	0.6	3.2
Pre-tax operating income (loss)	0.2	(29.6)
Run-off Operations
First Quarter GAAP Results
☐
First quarter 2005 adverse development in two
lines of business:  construction defects and
pro-rata professional liability
☐
Statutory capital substantially protected by
reinsurance cover

6%
17%
24%
53%
Government
MBS/ABS
Corporate
Short-term

Total = $1,080 million
(excludes cash and gross up for securities lending)
March 31, 2006
Asset Type
■
Conservative
investment posture
■
No derivatives
■
No equity exposure
■
Pre-tax net
unrealized loss of
$21 million at March
31, 2006
■
Outside professional managers
High-Quality, Liquid
Investment Portfolio

PMACapital

8%
18%
16%
1%
57%
Government
AAA
AA
A
BBB

Total = $1,017 million
(excludes short-term investments and
gross up for securities lending)
March 31, 2006
Asset Quality
■
99% Investment
Grade bonds
■
AA+ average credit
quality
■
75% AAA Rated or
Government bonds
■
Duration - 3.9 years
    (3.7 yrs including
cash & short-term)
■
Current portfolio
yield 4.7%
High-Quality, Liquid
Investment Portfolio

# Table shows pro forma impact of receipt
of $73.5 million dividend distributed May 2006
from Run-off Operations
$0.00
$2.28
($2.28)#
$0.00
Pro Forma dividend impact
$12.39
($3.48)
$4.36
$11.51
Pro Forma for Dividend
$12.39
($5.76)
$6.64
$11.51
Pre-dividend book value
Consolidated
Corporate
and Other
Run-Off
Operations
PMA
Insurance
Group
PMA Capital Book Value

Summary
☐
Execution of a three-pronged plan:
■
Maintain and prudently grow workers’ compensation
operation
■
Continued opportunistic growth of TPA business
■
Reduce run-off exposures and redeploy capital currently
invested in run-off operations
☐
3/31/2006 Book value $12.39 per share, compared to a
current stock price (April 30) of $9.78
☐
Expecting profitable growth in workers’ compensation in
2006
☐
Execution of three-pronged plan should enhance our
ability to deliver reasonable returns